EXHIBIT 99.1

      Rotoblock Corporation

(A Development Stage Company)

             PRO FORMA CONDENSED CONSOLIDATED

        FINANCIAL STATEMENTS

            Unaudited - Prepared by Management

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Rotoblock Corporation (A Development Stage Company)
Pro Forma Condensed Consolidated Balance Sheets
As at October 31, 2011
Expressed in U.S. Dollars
Unaudited - Prepared by Management

ASSETS	Rotoblock Corporation		Daifu Waste Management Holdings, Ltd.		Pro Forma Adjustments and Eliminating Entries (Note 2)		Pro Forma Condensed Consolidated Rotoblock Corporation
Current	$		$		$		$
Cash and cash equivalents		86,184		211,432		-		297,616
Amounts receivable		224		410,813		-		411,037
Other receivable		-		479,180		-		479,180
Prepaid expenses		40,417		-		-		40,417
Inventory		-		762,496		-		762,496
		126,825		1,863,921		-		1,990,746

Property, plant and equipment		102,049		26,615		-		128,664
Goodwill						3,447,542		3,447,542
Investments		1,033,050		293,590		-		1,326,640
		$1,261,924		$2,184,126		$3,447,542		6,893,592

LIABILITIES
Current
Accounts payable and accrued liabilities		$58,262		$2,406,731		$-		2,464,993
Convertible promissory note		2,206,137		-		-		2,206,137
		2,264,399		2,406,731		-		4,671,130

SHAREHOLDERS' DEFICIENCY
Capital stock		5,703		1,063,564		(5,703)
						(984,055)		79,509

Additional paid in capital		5,965,378		7,849,039		(8,369,367)
						984,055
						3,447,542		9,876,647

Warrants		1,401,514		-		-		1,401,514
Capital reserve		-		(3,991,125)				(3,991,125)
Accumulated other comprehensive income		28,798		68,796		(28,798)		68,796
Deficit		(8,403,868)		(5,212,879)		8,403,868		(5,212,879)
		(1,002,475)		(222,605)		3,447,542		2,222,462
		$1,261,924		$2,184,126		$3,447,542		$6,893,592

 - See Accompanying Notes -

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Rotoblock Corporation (A Development Stage Company)
Pro Forma Condensed Consolidated Statements of Operations
For the Year Ended April 30, 2011
Expressed in U.S. Dollars Unaudited - Prepared by Management

	Rotoblock Corporation	Daifu Waste Management Holdings, Ltd.	Pro Forma Adjustments and Eliminating Entries (Note 2)		Pro Forma Condensed Consolidated Rotoblock Corporation
Revenue
Sales	$-	$3,184,332		$-	$3,184,332
Cost of sales	-	(2,127,075)		-	(2,127,075)
	-	1,057,257		-	1,057,257

Operating expenses
Selling and distribution expenses	$-	$(471,983)		$-	$(471,983)
Administrative and other operating costs	(927,301)	(1,413,572)		-	(2,340,873)
Depreciation and amortization	(24,442)	(11,663)		-	(36,105)
Loss from operations	(951,743)	(839,961)			(1,791,704)

Other income	$5,520	$1,729,391		$-	$1,734,911
Financial income and (expense)	-	(2,811)		-	(2,811)
Interest income	-	1,605		-	1,605
Loss before taxes	(946,223)	888,224		-	(57,999)

Income tax	$-	$-		$-	$-
Net income (loss) after taxes	(946,223)	888,224		-	(57,999)

Non-controlling interests	$-	$182		$-	$182

Loss for the year	$(946,223)	$888,406		$-	$(57,817)

Loss per share – basic and diluted	(0.18)				$(0.00)

Weighted average shares outstanding	5,178,202		i	73,801,525	78,979,727

i.    To reflect issuance of 73,801,525 shares of Rotoblock’s common stock for the acquisition of all of the issued and outstanding capital stock of Daifu.

- See Accompanying Notes -

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Rotoblock Corporation (A Development Stage Company)
Pro Forma Condensed Consolidated Statements of Operations
For the Six Months Ended October 31, 2011
Expressed in U.S. Dollars
Unaudited - Prepared by Management

	Rotoblock Corporation	Daifu Waste Management Holdings, Ltd.	Pro Forma Adjustments and Eliminating Entries (Note 2)		Pro Forma Condensed Consolidated Rotoblock Corporation
Revenue
Sales	$-	$844,054		$-	$844,054
Cost of sales	-	(654,854)		-	(654,854)
	-	189,200		-	189,200

Operating expenses
Selling and distribution expenses	$-	$(241,991)		$-	$(241,991)
Administrative and other operating costs	(306,108)	(523,801)		-	(829,909)
Depreciation and amortization	(6,801)	(6,012)		-	(12,813)
Loss from operations	(312,909)	(582,604)		-	(895,513)

Other income	$-	$35,469		$-	$35,469
Financial income and (expense)	-	(1,667)		-	(1,667)
Interest income	-	693		-	693
Loss before taxes	(312,909)	(548,109)		-	(861,018)

Income tax	$-	$-		$-	$-
Net loss after taxes	(312,909)	(548,109)		-	(861,018)

Non-controlling interests	$-	$4		$-	$4

Loss for the year	$(312,909)	$(548,105)		$-	$(861,014)

Loss per share – basic and diluted	(0.05)				$(0.01)

Weighted average shares outstanding	5,710,311		i	73,801,525	79,511,836

i.    To reflect issuance of 73,801,525 shares of Rotoblock’s common stock for the acquisition of all of the issued and outstanding capital stock of Daifu.

 - See Accompanying Notes –

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Note 1.     Proposed Arrangement and Basis of Presentation

On November 18, 2011, Rotoblock Corporation (“Rotoblock” or “the Company”), a Nevada corporation, completed its acquisition of Daifu Waste Management Holdings Ltd, (“Daifu”), a Cayman Islands company (“Acquisition”) via Share Exchange Agreement (“Agreement”). Pursuant to the Agreement, the Daifu shareholders transferred all of the Daifu ordinary shares outstanding to Rotoblock in exchange for issuance of 73,801,525 common shares of Rotoblock, par value $0.001 per share, to the Daifu shareholders. As at the date of the transaction, Daifu had 106,356,423 ordinary shares outstanding.

All outstanding warrants of Rotoblock to purchase in aggregate 9,281,160 shares of Rotoblock were left intact and remain outstanding after the share exchange. The Company has also entered into a promissory note agreement with a third party for a principal amount of $2,000,000. Including interest of $206,137, the promissory note is convertible into 2,005,579 common shares of Rotoblock. As a result of the Agreement, Daifu became Rotoblock’s wholly owned subsidiary and Daifu shareholders acquired approximately 81.28% of the Company’s issued and outstanding common stock and common stock equivalents.

Because the former owners of Daifu obtained control of Rotoblock, the transaction is considered a purchase of Rotoblock’s operations by Daifu.

The accompanying unaudited pro forma Condensed Consolidated financial statements have been compiled for illustrative purposes only for inclusion in the Form 8-K and to give effect to the Acquisition as if it had been completed on October 31, 2011 pursuant to the assumptions described below.

The unaudited pro forma Condensed Consolidated financial statements should be read in conjunction with the historical financial statements of each entity. These unaudited pro forma Condensed Consolidated financial statements include:

a)     The unaudited Condensed Consolidated balance sheet as at October 31, 2011 combining:

                      i.        The unaudited consolidated balance sheet of Rotoblock as at October 31, 2011; and

                     ii.        The unaudited consolidated balance sheet of Daifu at September 30, 2011 as it is within the regulatory time period allowed of 93 days of Rotoblock’s period end;

b)    An unaudited pro forma Condensed Consolidated statement of operations for the year ended April 30, 2011 combining:

                      i.        The audited consolidated statement of operations of Rotoblock for the year ended April 30, 2011; and

                     ii.        The unaudited consolidated statement of income and comprehensive income of Daifu for the 12 months ended March 31, 2011 as it is within the regulatory time period allowed of 93 days of Rotoblock’s period end, combining:

                                          i.    The audited consolidated statement of income and comprehensive income of Daifu for the year ended December 31, 2010 adjusted to remove the 3 month period from January 1, 2010 to March 31, 2010; and

                                         ii.    The unaudited consolidated statement of income and comprehensive income of Daifu for the 3 months ended March 31, 2011;

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c)    An unaudited pro forma Condensed Consolidated statement of operations for the 6 months ended October 31, 2011 combining:

                      i.        The unaudited consolidated statement of operations of Rotoblock for the 6 months ended October 31, 2011; and

                     ii.        The unaudited consolidated statement of operations and comprehensive income of Daifu for the 6 months ended September 30, 2011, as it is within the regulatory time period allowed of  93 days of Rotoblock’s period end.

It is management’s opinion that the unaudited pro-forma condensed consolidated financial statements present fairly in all material respects, the transactions described in Note 2 in accordance with accounting principles generally accepted in the United States of America. The accounting policies used in the preparation of the unaudited pro-forma condensed consolidated financial statements are consistent with the accounting policies of Rotoblock and Daifu as at October 31, 2011. The pro-forma adjustments are based on available information and certain estimates and assumptions. The unaudited pro-forma condensed consolidated financial statements are not intended to reflect the financial position of the Company which would have actually resulted had the proposed transactions been effected on the dates indicated. Further, the unaudited pro-forma condensed consolidated financial statements are not necessarily indicative of the results of operations that may be obtained in the future.

Certain elements of Rotoblock’s and Daifu’s financial statements have been reclassified to provide a consistent classification format.

Note 2.     Pro Forma Adjustments

The unaudited pro forma Condensed Consolidated balance sheet as at October 31, 2011 has been prepared assuming that the Acquisition occurred on October 31, 2011.

The unaudited pro forma Condensed Consolidated statement of operations for the year ended April 30, 2011 has been prepared assuming that the Acquisition occurred on May 1, 2010.

The unaudited pro forma Condensed Consolidated statement of operations for the six months ended October 31, 2011 has been prepared assuming that the Acquisition occurred on May 1, 2011.

The unaudited pro forma Condensed Consolidated financial statements give effect to the Acquisition of Rotoblock and the related elimination of the equity and deficit of Rotoblock as follows:

a.     Eliminate Rotoblock’s deficit and other equity balances before Acquisition.

b.    Record goodwill on acquisition of Rotoblock’s net assets.

c.     Reclass to reflect equity structure of Rotoblock post Acquisition.

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The preliminary determination and allocation of the estimated purchase price is subject to change and is summarized below:

Purchase Price
24,489,885 shares of Daifu (i)	24,489,885
Fair value per share of Daifu (ii)	$0.0998
Total Purchase Price		$2,445,067

Preliminary estimate of allocation of purchase price
Net Working Capital		(2,137,574)
Available-for-sale investments		1,033,050
Property, plant and equipment		102,049
Goodwill		3,447,542
Total Purchase Price		$2,445,067

      i.   As the transaction is determined to be purchase of Rotoblock’s operations by Daifu the consideration transferred by Daifu for its interest in Rotoblock is based on the number of ordinary shares to be issued by Daifu to give the original shareholders of Rotoblock 18.72% (81.28% interest held by original Daifu shareholders) interest in consolidated Rotoblock post Acquisition.

     ii.    Determined based on appraised fair value of Daifu’s net asset of $10,618,613 and 106,356,423 ordinary shares outstanding on the date of Acquisition.

The unaudited pro forma Condensed Consolidated financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the Acquisition occurred on the above dates.

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